Exhibit 99.1

Sun Microsystems Returns to Profitability;

Reports Results for Second Quarter Fiscal Year 2007

SANTA CLARA, Calif. - January 23, 2007 - Sun Microsystems, Inc. (NASDAQ: SUNW) reported results today for its fiscal second quarter, which ended December 31, 2006.

Revenues for the second quarter of fiscal 2007 were $3.566 billion, an increase of 7 percent as compared with $3.337 billion for the second quarter of fiscal 2006. The year-over-year revenue increase was due to sales of SPARC® chip multithreading (CMT) servers and x64-based servers as well as the increased acceptance of the Solaris™ 10 Operating System. Computer Systems products revenues increased 14 percent year-over-year, the fourth consecutive quarter of year-over-year revenue growth.

Net income for the second quarter of fiscal 2007 on a GAAP basis was $126 million or $0.03 per share on a diluted basis, as compared with a net loss of $223 million, or ($0.07) per share, for the second quarter of fiscal 2006.

GAAP net income for the second quarter of fiscal 2007 included: $58 million of stock-based compensation charges, $26 million of restructuring and related impairment of assets charges and a related tax benefit of $4 million. The net impact of these three items was approximately ($0.02) per share on a diluted basis.

Cash generated from operations for the second quarter of fiscal 2007 was $153 million, and cash and marketable debt securities balance at the end of the quarter was $4.837 billion.

“Sun’s financial performance this quarter demonstrates that our strategy and discipline are paying off,” said Jonathan Schwartz, CEO of Sun Microsystems. “The steady increase in adoption of our key developer platforms, the outstanding performance of our systems group, coupled with yesterday’s endorsement of Solaris by Intel and today’s landmark investment by KKR Private Equity Investors, L.P., are all validation of our momentum, and key drivers behind our push towards sustained growth and profitability.”

Sun has scheduled a conference call today to discuss its financial results for Q2 fiscal year 2007 at 1:30 p.m. (PT), which is being broadcast live at www.sun.com/investors.

About Sun Microsystems, Inc.

A singular vision — “The Network Is The Computer™” — guides Sun in the development of technologies that power the world’s most important markets. Sun’s philosophy of sharing innovation and building communities is at the forefront of the next wave of computing: the Participation Age. Sun can be found in more than 100 countries and on the Web at http://sun.com.

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including the statement regarding the key drivers behind our push towards sustained growth and profitability. These forward-looking statements involve risks and uncertainties and actual results could differ materially from those predicted in any such forward-looking statements. Factors that could cause actual results to differ materially from those contained in these projections and forward-looking statements include: risks associated with developing, designing, manufacturing and distributing new products; lack of success in technological advancements; pricing pressures; lack of customer acceptance of new products; the possibility of errors or defects in new products; competition; adverse business conditions; failure to retain key employees; the cancellation or delay of projects; the cancellation or delay of the alliance with Intel; our reliance on single-source suppliers; risks associated with our ability to purchase a sufficient amount of components to meet demand; inventory risks; risks associated with our international customers and operations; delays in product development or customer acceptance and implementation of new products and technologies; our dependence on significant customers and specific industries; and our dependence on channel partners. Please also refer to Sun’s periodic reports that are filed from time to time with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2006 and its Quarterly Report on Form 10-Q for the fiscal quarter ended October 1, 2006. Sun assumes no obligation to, and does not currently intend to, update these forward-looking statements.

To supplement Sun’s consolidated financial statements presented in accordance with GAAP, Sun provides non-GAAP net income (loss) and non-GAAP net income (loss) per share data. The presentation of these non-GAAP financial measures should be considered in addition to Sun’s GAAP results and is not intended to be considered in isolation or as a substitute for the financial information prepared and presented in accordance with GAAP. Sun’s management believes that these non-GAAP financial measures provide meaningful supplemental information regarding its performance by excluding certain charges, gains and tax effects that may not be indicative of Sun’s core business operating results. Sun believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing Sun’s performance. These non-GAAP financial measures also facilitate comparisons to Sun’s historical performance and its competitors’ operating results. Sun includes these non-GAAP financial measures because management believes they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making. Non-GAAP measures are reconciled to comparable GAAP measures in the table entitled “Non-GAAP Calculation of Net Income (Loss) Excluding Special Items “ following the text of this press release.

# # #

Sun, Sun Microsystems, the Sun logo, Solaris, and The Network Is The Computer are trademarks or registered trademarks of Sun Microsystems, Inc. in the United States and other countries. All SPARC trademarks are used under license and are trademarks or registered trademarks of SPARC International, Inc. in the US and other countries. Products bearing SPARC trademarks are based upon an architecture developed by Sun Microsystems, Inc.

Investor Contact:

Bret Schaefer

650-786-0123

bret.schaefer@sun.com

Press Contact:

Kristi Rawlinson

650-786-6933

kristi.rawlinson@sun.com

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	December 31, 2006	December 25, 2005	December 31, 2006	December 25, 2005
Net revenues:
Products	$2,260	$2,108	$4,219	$3,812
Services	1,306	1,229	2,536	2,251

Total net revenues	3,566	3,337	6,755	6,063
Cost of sales:
Cost of sales-products (including stock-based compensation expense of $4, $3, $7 and $5) (1)	1,225	1,223	2,348	2,189
Cost of sales-services (including stock-based compensation expense of $8, $7, $16 and $14) (1)	728	693	1,406	1,251

Total cost of sales	1,953	1,916	3,754	3,440

Gross margin	1,613	1,421	3,001	2,623
Operating expenses:
Research and development (including stock-based compensation expense of $17, $18, $34 and $35) (1)	507	541	980	980
Selling, general and administrative (including stock-based compensation expense of $29, $27, $59 and $51) (1)	978	1,056	1,936	1,884
Restructuring and related impairment of long-lived assets	26	10	47	22
Purchased in-process research and development	—	—	—	60

Total operating expenses	1,511	1,607	2,963	2,946

Operating income (loss)	102	(186)	38	(323)
Gain on equity investments, net	—	14	—	27
Interest and other income, net	47	25	89	69

Income (loss) before income taxes	149	(147)	127	(227)
Provision for income taxes	23	76	57	119

Net income (loss)	$126	$(223)	$70	$(346)

Net income (loss) per common share-basic	$0.04	$(0.07)	$0.02	$(0.10)

Net income (loss) per common share-diluted	$0.03	$(0.07)	$0.02	$(0.10)

Shares used in the calculation of net income (loss) per common share-basic	3,525	3,424	3,511	3,415

Shares used in the calculation of net income (loss) per common share-diluted	3,626	3,424	3,566	3,415

(1)	For the three months ended December 31, 2006 and December 25, 2005 and the six months ended December 31, 2006 and December 25, 2005, respectively.

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	December 31, 2006	June 30, 2006*
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$2,613	$3,569
Short-term marketable debt securities	843	496
Accounts receivable, net	2,331	2,702
Inventories	605	540
Deferred and prepaid tax assets	233	209
Prepaid expenses and other current assets	737	757

Total current assets	7,362	8,273

Property, plant and equipment, net	1,579	1,812
Long-term marketable debt securities	1,381	783
Goodwill	2,571	2,610
Other acquisition-related intangible assets, net	772	929
Other non-current assets, net	637	675

	$14,302	$15,082

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Current portion of long-term debt and short-term borrowings	$1	$503
Accounts payable	1,331	1,446
Accrued payroll-related liabilities	748	777
Accrued liabilities and other	1,049	1,190
Deferred revenues	1,631	1,988
Warranty reserve	236	261

Total current liabilities	4,996	6,165

Long-term debt	579	575
Long-term deferred revenues	567	506
Other non-current obligations	1,396	1,492
Total stockholders’ equity	6,764	6,344

	$14,302	$15,082

*	Derived from audited financial statements

SUN MICROSYSTEMS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited, in millions)

	Six Months Ended
	December 31, 2006	December 25, 2005
Cash flows from operating activities:
Net income (loss)	$70	$(346)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	257	301
Amortization of other acquisition related intangible assets	161	153
Deferred taxes	(20)	4
Impairment of assets	12	—
Gain on investments, net	—	(27)
Stock-based compensation expense	116	105
Purchased in-process research and development	—	60
Changes in operating assets and liabilities:
Accounts receivable, net	390	236
Inventories	(89)	66
Prepaid and other assets	51	232
Accounts payable	(106)	(88)
Other liabilities	(532)	(663)

Net cash provided by operating activities	310	33

Cash flows from investing activities:
Increase in restricted cash	(10)	(54)
Purchases of marketable debt securities	(1,894)	(1,227)
Proceeds from sales of marketable debt securities	662	3,440
Proceeds from maturities of marketable debt securities	296	163
Proceeds from sales of equity investments, net	7	14
Proceeds from sale (purchases) of property, plant and equipment, net	79	(130)
Acquisition of spare parts and other assets	(58)	(40)
Payments for acquisitions, net of cash acquired	(10)	(3,150)

Net cash used in investing activities	(928)	(984)

Cash flows from financing activities:
Proceeds from issuance of common stock, net	138	93
Principal payments on borrowings and other obligations, net	(476)	—

Net cash provided by (used in) financing activities	(338)	93

Net decrease in cash and cash equivalents	(956)	(858)
Cash and cash equivalents, beginning of period	3,569	2,051

Cash and cash equivalents, end of period	$2,613	$1,193

SUN MICROSYSTEMS, INC.

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS

(unaudited)

(in millions, except per share amounts)

	Three Months Ended		Six Months Ended
	December 31, 2006	December 25, 2005	December 31, 2006	December 25, 2005
Calculation of net income (loss) excluding special items:
Net income (loss)*, **	$126	$(223)	$70	$(346)
Restructuring and related impairment of long-lived assets	26	10	47	22
Purchased in-process research and development	—	—	—	60
Gain on equity investments, net	—	(14)	—	(27)
Related tax effects	(4)	(3)	(11)	(7)

Net income (loss) excluding special items	$148	$(230)	$106	$(298)

Net income (loss) excluding special items per common share – basic	$0.04	$(0.07)	$0.03	$(0.09)

Net income (loss) excluding special items per common share – diluted	$0.04	$(0.07)	$0.03	$(0.09)

Shares used in the calculation of net income (loss) excluding special items per common share – basic	3,525	3,424	3,511	3,415

Shares used in the calculation of net income (loss) excluding special items per common share – diluted	3,626	3,424	3,566	3,415

*	Net income for the three and six months ended December 31, 2006 included $58 million and $116 million of stock-based compensation expense or approximately $0.02 per share and $0.03 per share, respectively. Net loss for the three and six months ended December 25, 2005, included $55 million and $105 million of stock-based compensation expense or approximately $0.02 per share and $0.03 per share, respectively.
**	Net income for the three and six months ended December 31, 2006 included $79 million and $158 million of purchase price accounting adjustments and intangible asset amortization relating to our fiscal 2006 acquisitions or approximately $0.02 per share and $0.05 per share, respectively. Net loss for the three and six months ended December 25, 2005 included $145 million and $267 million of purchase price accounting adjustments and intangible asset amortization relating to our fiscal 2006 acquisitions or approximately $0.04 per share and $0.08 per share, respectively.

SUN MICROSYSTEMS, INC.

OPERATIONS ANALYSIS – CONSOLIDATED (UNAUDITED)

STATEMENTS OF OPERATIONS (in millions except per share amounts)	FY 2007			FY 2006					FY 2005
	Q1	Q2	FY07	Q1	Q2	Q3	Q4	FY06	Q2	Q3	Q4	FY05
									(Restated)	(Restated)
NET REVENUES
Products	1,959	2,260	4,219	1,704	2,108	2,035	2,524	8,371	1,840	1,683	1,927	7,126
Services	1,230	1,306	2,536	1,022	1,229	1,142	1,304	4,697	1,001	944	1,047	3,944

TOTAL	3,189	3,566	6,755	2,726	3,337	3,177	3,828	13,068	2,841	2,627	2,974	11,070
Growth vs. prior year (%)	17.0%	6.9%	11.4%	3.7%	17.5%	20.9%	28.7%	18.0%	-1.6%	-0.9%	-4.4%	-1.0%
Growth vs. prior quarter (%)	-16.7%	11.8%		-8.3%	22.4%	-4.8%	20.5%		8.1%	-7.5%	13.2%

COST OF SALES
Products	1,123	1,225	2,348	966	1,223	1,152	1,486	4,827	1,065	975	1,130	4,119
Cost of settlement	0	0	0	0	0	0	0	0	0	0	0	55

Total	1,123	1,225	2,348	966	1,223	1,152	1,486	4,827	1,065	975	1,130	4,174
Services	678	728	1,406	558	693	658	703	2,612	578	565	613	2,307

TOTAL	1,801	1,953	3,754	1,524	1,916	1,810	2,189	7,439	1,643	1,540	1,743	6,481
% of revenue	56.5%	54.8%	55.6%	55.9%	57.4%	57.0%	57.2%	56.9%	57.8%	58.6%	58.6%	58.5%

GROSS MARGIN
Products	836	1,035	1,871	738	885	883	1,038	3,544	775	708	797	3,007
% of product revenue	42.7%	45.8%	44.3%	43.3%	42.0%	43.4%	41.1%	42.3%	42.1%	42.1%	41.4%	42.2%
Cost of settlement	0	0	0	0	0	0	0	0	0	0	0	(55)
% of product revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.8%

Total product margin	836	1,035	1,871	738	885	883	1,038	3,544	775	708	797	2,952
% of product revenue	42.7%	45.8%	44.3%	43.3%	42.0%	43.4%	41.1%	42.3%	42.1%	42.1%	41.4%	41.4%

Services gross margin	552	578	1,130	464	536	484	601	2,085	423	379	434	1,637
% of service revenue	44.9%	44.3%	44.6%	45.4%	43.6%	42.4%	46.1%	44.4%	42.3%	40.1%	41.5%	41.5%

Total excluding settlement	1,388	1,613	3,001	1,202	1,421	1,367	1,639	5,629	1,198	1,087	1,231	4,644
% of revenue	43.5%	45.2%	44.4%	44.1%	42.6%	43.0%	42.8%	43.1%	42.2%	41.4%	41.4%	42.0%
Cost of settlement	0	0	0	0	0	0	0	0	0	0	0	(55)
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	-0.5%

TOTAL GROSS MARGIN	1,388	1,613	3,001	1,202	1,421	1,367	1,639	5,629	1,198	1,087	1,231	4,589
% of revenue	43.5%	45.2%	44.4%	44.1%	42.6%	43.0%	42.8%	43.1%	42.2%	41.4%	41.4%	41.5%

R&D	473	507	980	439	541	523	543	2,046	447	450	472	1,785
% of revenue	14.8%	14.2%	14.5%	16.1%	16.2%	16.5%	14.2%	15.7%	15.7%	17.1%	15.9%	16.1%
PURCHASED IN PROCESS R&D	0	0	0	60	0	0	0	60	0	0	0	0
% of revenue	0.0%	0.0%	0.0%	2.2%	0.0%	0.0%	0.0%	0.5%	0.0%	0.0%	0.0%	0.0%
SG&A	958	978	1,936	828	1,056	1,020	1,133	4,037	726	735	788	2,919
% of revenue	30.0%	27.4%	28.7%	30.4%	31.6%	32.1%	29.6%	30.9%	25.6%	28.0%	26.5%	26.4%
RESTRUCTURING CHARGES	21	26	47	12	10	36	228	286	24	44	86	262
% of revenue	0.7%	0.7%	0.7%	0.4%	0.3%	1.1%	6.0%	2.2%	0.8%	1.7%	2.9%	2.4%
IMPAIRMENT EXPENSE	0	0	0	0	0	0	70	70	0	0	0	0
% of revenue	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.8%	0.5%	0.0%	0.0%	0.0%	0.0%

TOTAL OPERATING EXPENSES	1,452	1,511	2,963	1,339	1,607	1,579	1,974	6,499	1,197	1,229	1,346	4,966
% of revenue	45.5%	42.4%	43.9%	49.1%	48.2%	49.7%	51.6%	49.7%	42.1%	46.8%	45.3%	44.9%

OPERATING INCOME (LOSS)	(64)	102	38	(137)	(186)	(212)	(335)	(870)	1	(142)	(115)	(377)
Operating margin	-2.0%	2.9%	0.6%	-5.0%	-5.6%	-6.7%	-8.8%	-6.7%	0.0%	-5.4%	-3.9%	-3.4%

Interest and other income, net	42	47	89	44	25	26	19	114	33	37	32	133
Gain (loss) on equity investments, net	0	0	0	13	14	4	(4)	27	9	2	(1)	6
Settlement income	0	0	0	0	0	0	54	54	0	54	0	54
PRETAX INCOME (LOSS)	(22)	149	127	(80)	(147)	(182)	(266)	(675)	43	(49)	(84)	(184)
Pretax income (loss) margin	-0.7%	4.2%	1.9%	-2.9%	-4.4%	-5.7%	-6.9%	-5.2%	1.5%	-1.9%	-2.8%	-1.7%

INCOME TAX PROVISION (BENEFIT)	34	23	57	43	76	35	35	189	39	(21)	(134)	(77)
TAX RATE (%)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

NET INCOME (LOSS) (Reported)*****	(56)	126	70	(123)	(223)	(217)	(301)	(864)	4	(28)	50	(107)
Growth vs. prior year (%)	54.5%	156.5%	120.2%	7.5%	-5675.0%	-675.0%	-702.0%	-707.5%	103.2%	96.3%	-93.6%	72.4%
Growth vs. prior quarter (%)	81.4%	325.0%		-346.0%	-81.3%	2.7%	-38.7%		103.0%	-800.0%	278.6%
Net income (loss) margin	-1.8%	3.5%	1.0%	-4.5%	-6.7%	-6.8%	-7.9%	-6.6%	0.1%	-1.1%	1.7%	-1.0%

EPS (Diluted) (Reported)	(0.02)	0.03	0.02	(0.04)	(0.07)	(0.06)	(0.09)	(0.25)	0.00	(0.01)	0.01	(0.03)
Growth vs. prior year (%)	50.0%	142.9%	120.0%	0.0%	-100.0%	-500.0%	-1000.0%	-733.3%	100.0%	95.7%	-95.7%	75.0%
Growth vs. prior quarter (%)	77.8%	250.0%		-500.0%	-75.0%	14.3%	-50.0%		100.0%	N/A	100.0%

SHARES (CSE)(Diluted)	3,497	3,626	3,566	3,407	3,424	3,443	3,475	3,437	3,400	3,376	3,410	3,368
OUTSTANDING SHARES	3,512	3,540	3,540	3,409	3,458	3,470	3,505	3,505	3,375	3,381	3,408	3,408

The information above for the fiscal year ended June 30, 2005 has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K, filed with the SEC on September 13, 2005.

	FY 2007			FY 2006					FY 2005
(in millions)	Q1	Q2	FY07	Q1	Q2	Q3	Q4	FY06	Q2	Q3	Q4	FY05
REVENUE BY GEOGRAPHY
UNITED STATES ($M)	1,296	1,324	2,620	1,159	1,373	1,325	1,523	5,380	1,130	982	1,175	4,392
Growth vs. prior year (%)	11.8%	-3.6%	3.5%	4.9%	21.5%	34.9%	29.6%	22.5%	-6.9%	-5.3%	-13.3%	-7.9%
Growth vs. prior quarter (%)	-14.9%	2.2%		-1.4%	18.5%	-3.5%	14.9%		2.3%	-13.1%	19.7%
INTERNATIONAL AMERICAS ($M)	217	259	476	141	194	207	273	815	165	144	171	590
Growth vs. prior year (%)	53.9%	33.5%	42.1%	28.2%	17.6%	43.8%	59.6%	38.1%	8.6%	5.9%	8.2%	5.0%
Growth vs. prior quarter (%)	-20.5%	19.4%		-17.5%	37.6%	6.7%	31.9%		50.0%	-12.7%	18.8%
EMEA ($M)	1,131	1,344	2,475	970	1,239	1,119	1,375	4,703	1,037	1,009	1,133	4,152
Growth vs. prior year (%)	16.6%	8.5%	12.0%	-0.3%	19.5%	10.9%	21.4%	13.3%	0.6%	0.7%	4.2%	5.3%
Growth vs. prior quarter (%)	-17.7%	18.8%		-14.4%	27.7%	-9.7%	22.9%		6.6%	-2.7%	12.3%
APAC ($M)	545	639	1,184	456	531	526	657	2170	509	492	495	1,936
Growth vs. prior year (%)	19.5%	20.3%	20.0%	3.6%	4.3%	6.9%	32.7%	12.1%	3.7%	3.4%	-2.9%	1.2%
Growth vs. prior quarter (%)	-17.0%	17.2%		-7.9%	16.4%	-0.9%	24.9%		15.7%	-3.3%	0.6%
% of Total Revenue
UNITED STATES (%)	40.6%	37.1%	38.8%	42.5%	41.2%	41.7%	39.8%	41.2%	39.8%	37.4%	39.6%	39.7%
INTERNATIONAL AMERICAS (%)	6.8%	7.3%	7.1%	5.2%	5.8%	6.5%	7.1%	6.2%	5.8%	5.5%	5.7%	5.3%
EMEA (%)	35.5%	37.7%	36.6%	35.6%	37.1%	35.2%	35.9%	36.0%	36.5%	38.4%	38.1%	37.5%
APAC (%)	17.1%	17.9%	17.5%	16.7%	15.9%	16.6%	17.2%	16.6%	17.9%	18.7%	16.6%	17.5%

PRODUCTS AND SERVICES REVENUE
COMPUTER SYSTEMS PRODUCTS ($M)	1,468	1,634	3,102	1,274	1,438	1,474	1,811	5,997	1,505	1,391	1,576	5,826
Growth vs. prior year (%)	15.2%	13.6%	14.4%	-5.9%	-4.5%	6.0%	14.9%	2.9%	-4.0%	1.9%	-3.8%	-0.5%
Growth vs. prior quarter (%)	-18.9%	11.3%		-19.2%	12.9%	2.5%	22.9%		11.2%	-7.6%	13.3%
DATA MANAGEMENT PRODUCTS ($M)	491	626	1,117	430	670	561	713	2,374	335	292	351	1,300
Growth vs. prior year (%)	14.2%	-6.6%	1.5%	33.5%	100.0%	92.1%	103.1%	82.6%	-10.9%	-15.6%	-17.8%	-13.4%
Growth vs. prior quarter (%)	-31.1%	27.5%		22.5%	55.8%	-16.3%	27.1%		4.0%	-12.8%	20.2%
SUPPORT SERVICES ($M)	987	1,001	1,988	835	953	904	986	3,678	774	734	778	3,031
Growth vs. prior year (%)	18.2%	5.0%	11.2%	12.1%	23.1%	23.2%	26.7%	21.3%	3.9%	0.4%	-1.8%	1.1%
Growth vs. prior quarter (%)	0.1%	1.4%		7.3%	14.1%	-5.1%	9.1%		3.9%	-5.2%	6.0%
PROFESSIONAL SERVICES & EDUCATIONAL SERVICES ($M)	243	305	548	187	276	238	318	1,019	227	210	269	913
Growth vs. prior year (%)	29.9%	10.5%	18.4%	-9.7%	21.6%	13.3%	18.2%	11.6%	14.1%	0.5%	6.7%	9.9%
Growth vs. prior quarter (%)	-23.6%	25.5%		-30.5%	47.6%	-13.8%	33.6%		9.7%	-7.5%	28.1%

NET BOOKINGS ($M)**	3,036	3,603	6,639	2,413	3,018	2,680	3,376	11,487	2,976	2,536	3,078	11,043
Growth vs. prior year (%)	25.8%	19.4%	22.2%	-1.6%	1.4%	5.7%	9.7%	4.0%	-0.1%	-3.1%	-3.2%	-2.4%
Growth vs. prior quarter (%)	(10.1%)	18.7%		-21.6%	25.1%	-11.2%	26.0%		21.3%	-14.8%	21.4%
PRODUCT BACKLOG ($M)*, **	994	1,021		718	1,021	980	1,099		792	701	805

*	Our product backlog includes orders for which customer-requested delivery is scheduled within six months and orders that have been specified by the customers for which products have been shipped but revenue has been deferred.
**	The numbers presented prior to Q1 fiscal 2007 did not contain StorageTek information and should not be viewed as comparable.

BALANCE SHEETS (in millions)	FY 2007			FY 2006					FY 2005
	Q1	Q2		Q1	Q2	Q3	Q4		Q2	Q3	Q4
									(Restated)	(Restated)
CASH & ST INVESTMENTS	3,971	3,456		2,501	2,449	2,872	4,065		3,639	3,135	3,396
ACCOUNTS RECEIVABLE, NET	2,036	2,331		2,087	2,289	2,301	2,702		1,840	2,020	2,231
RAW MATERIALS	119	126		82	95	49	68		64	75	48
WORK IN PROCESS	92	106		183	134	125	97		157	121	121
FINISHED GOODS	373	373		286	321	400	375		208	192	262

TOTAL INVENTORIES	584	605		551	550	574	540		429	388	431
OTHER CURRENT ASSETS	961	970		998	933	966	966		1,220	1,419	1,133

TOTAL CURRENT ASSETS	7,552	7,362		6,137	6,221	6,713	8,273		7,128	6,962	7,191
PP&E, NET	1,583	1,579		1,901	1,914	1,880	1,812		1,903	1,851	1,769
GOODWILL	2,566	2,571		2,466	2,472	2,487	2,610		406	441	441
LT MARKETABLE DEBT SECURITIES	700	1,381		2,032	1,827	1,557	783		3,825	4,222	4,128
OTHER NON-CURRENT ASSETS, NET	1,493	1,409		1,938	1,874	1,733	1,604		774	704	661

TOTAL ASSETS	13,894	14,302		14,474	14,308	14,370	15,082		14,036	14,180	14,190

SHORT TERM BORROWINGS	2	1		512	508	505	503		0	0	0
ACCOUNTS PAYABLE	1,292	1,331		1,091	1,214	1,315	1,446		963	1,071	1,167
ACCRUED LIABILITIES & OTHER	1,968	2,033		2,147	1,905	1,918	2,228		2,049	2,090	1,951
DEFERRED REVENUES	1,695	1,631		1,507	1,541	1,684	1,988		1,313	1,399	1,648

TOTAL CURRENT LIABILITIES	4,957	4,996		5,257	5,168	5,422	6,165		4,325	4,560	4,766
LT DEBT	582	579		603	593	585	575		1,145	1,116	1,123
LT DEFERRED REVENUES	558	567		549	469	472	506		519	519	544
OTHER NON-CURRENT OBLIGATIONS	1,388	1,396		1,410	1,585	1,504	1,492		1,482	1,429	1,083
STOCKHOLDERS’ EQUITY	6,409	6,764		6,655	6,493	6,387	6,344		6,565	6,556	6,674

TOTAL LIABILITIES & SE	13,894	14,302		14,474	14,308	14,370	15,082		14,036	14,180	14,190

CASH FLOW	Q1	Q2	FY07	Q1	Q2	Q3	Q4	FY06	Q2	Q3	Q4	FY05
OPERATING ACTIVITIES	157	153	310	224	(191)	197	410	640	52	(2)	195	369
INVESTING ACTIVITIES	109	(1,037)	(928)	(770)	(214)	217	1,346	579	(475)	(345)	238	(425)
FINANCING ACTIVITIES	(473)	135	(338)	3	90	34	172	299	99	18	84	(34)

KEY METRICS	Q1	Q2		Q1	Q2	Q3	Q4		Q2	Q3	Q4
INVENTORY TURNS (hist.)	13.6	13.4		13.4	13.7	10.8	15.3		14.7	15.0	14.5
INVENTORY TURNS-PRODUCT ONLY (hist.)	8.8	8.6		8.6	8.8	6.9	9.9		9.4	9.7	9.3
DAYS SALES OUTSTANDING	57	59		69	62	65	64		58	69	68
DAYS PAYABLES OUTSTANDING	(65)	(61)		(64)	(57)	(65)	(59)		(53)	(63)	(60)
DAYS OF SUPPLY ON HAND	29	28		33	26	29	22		23	23	22
L-T DEBT/EQUITY (%)	9.1%	8.6%		9.1%	9.1%	9.2%	9.1%		17.4%	17.0%	16.8%
ROE (12 mo. avg.)(%)	-12.4%	-6.9%		-1.5%	-4.9%	-7.8%	-13.4%		-1.6%	9.6%	-1.6%
BOOK VALUE PER SHARE ($)	1.82	1.91		1.95	1.89	1.84	1.81		1.95	1.94	1.96
PRICE PER SHARE @ CLOSE	4.95	5.42		3.87	4.36	4.97	4.15		5.44	4.03	3.73
ROA (12 mo. avg.)(%)	-5.5%	-3.1%		-0.7%	-2.3%	-3.6%	-5.9%		-0.7%	4.4%	-0.8%
DEPREC. & AMORT. ($M)	204	214		189	265	228	224		191	191	198
CAPITAL INVESTMENTS, NET ($M)*	(160)	81		48	82	63	122		85	58	58
SPARES INVESTMENTS ($M)	34	24		20	20	13	20		30	26	22
NUMBER OF EMPLOYEES	36,250	34,631		38,588	38,802	38,312	38,061		31,855	31,999	31,117
REV. PER EMP. (12 mo.)($K)	373.3	397.3		289.4	300.6	314.8	343.3		352.5	350.2	355.8
GM PER EMP. (12mo.)($K)	160.4	173.5		122.3	127.3	134.6	147.9		143.2	143.2	147.5
OP EXP AS % OF REV (12mo.)	48.9%	47.4%		45.8%	47.3%	48.1%	49.7%		49.3%	46.9%	44.9%
NET INCOME (LOSS) PER EMP. (12mo.)($K)	(22.0)	(12.9)		(2.5)	(8.4)	(13.2)	(22.7)		(3.2)	19.50	(3.4)

The information above has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K for the fiscal year ended June 30, 2005, filed with the SEC on September 13, 2005.

*	Included in the Q1 fiscal 2007 capital investments, net, are the cash proceeds of approximately $214 million from the sale of our Newark, California facility.

NON-GAAP CALCULATION OF NET INCOME (LOSS) EXCLUDING SPECIAL ITEMS (in millions except per share amounts)	FY2007			FY 2006					FY 2005
	Q1	Q2	FY07	Q1	Q2	Q3	Q4	FY06	Q2	Q3*	Q4***	FY05*
									(Restated)	(Restated)
GAAP net income (loss)****, *****	(56)	126	70	(123)	(223)	(217)	(301)	(864)	4	(28)	50	(107)
Purchased in-process research and development	0	0	0	60	0	0	0	60	0	0	0	0
Restructuring and related impairment of long-lived assets	21	26	47	12	10	36	228	286	24	44	86	262
Loss (gain) on equity investments, net	0	0	0	(13)	(14)	(4)	4	(27)	(9)	(2)	1	(6)
Impairment expense	0	0	0	0	0	0	70	70	0	0	0	0
Settlement income	0	0	0	0	0	0	(54)	(54)	0	(54)	0	(54)
Settlement of litigation**	0	0	0	0	0	0	0	0	0	0	0	55
Valuation allowance on deferred tax assets	0	0	0	0	0	0	0	0	0	(34)	0	(34)
Related tax effects	(7)	(4)	(11)	(4)	(3)	(4)	(8)	(19)	(6)	(7)	(6)	(26)

Net income (loss) excluding special items	(42)	148	106	(68)	(230)	(189)	(61)	(548)	13	(81)	131	90
Growth vs. prior year (%)	38.2%	164.3%	135.6%	-351.9%	-1869.2%	133.3%	-146.6%	-708.9%	113.0%	68.1%	174.4%	111.4%
EPS (Diluted) excluding special items	(0.01)	0.04	0.03	(0.02)	(0.07)	(0.06)	(0.02)	(0.16)	0.00	(0.02)	0.04	0.03
Growth vs. prior year (%)	50.0%	157.1%	133.3%	-300.0%	-100.0%	-100.0%	-150.0%	633.3%	100.0%	75.0%	180.0%	112.5%

SHARES (CSE)(Diluted)	3,497	3,626	3,566	3,407	3,424	3,443	3,475	3,437	3,400	3,376	3,410	3,368
OUTSTANDING SHARES	3,512	3,540	3,540	3,409	3,458	3,470	3,505	3,505	3,375	3,381	3,408	3,408

*	The non-GAAP calculation of Net income (loss) excluding special items for the three month period ended March 27, 2005 and year ended June 30, 2005 includes a $69 million benefit for the impact of the change in Dutch withholding tax legislation which was effected in the third quarter of fiscal 2005 and a $213 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
**	Included in Cost of sales – products
***	The non-GAAP calculation of net income excluding special items for the three months ended June 30, 2005 includes a $213 million benefit arising from adjustments to our income tax reserves resulting from the conclusion of a U.S. and foreign income tax audit.
****	Net income (loss) for the three months ended December 31, 2006 and October 1, 2006, included $58 million and $58 million of stock-based compensation expense or approximately $0.02 per share and $0.02 per share, respectively. Net loss for the three months ended June 30, 2006, three months ended March 26, 2006, three months ended December 25, 2005 and three months ended September 25, 2005 included $63 million, $57 million, $55 million and $50 million of stock-based compensation expense or approximately $0.02 per share, $0.02 per share, $0.02 per share and $0.01 per share, respectively.
*****	Net income (loss) for the three months ended December 31, 2006 and October 1, 2006, included $79 million $79 million of purchase price accounting adjustments and intangible asset amortization relating to our fiscal 2006 acquisitions or approximately $0.02 per share and $0.02 per share, respectively. Net loss for the three months ended June 30, 2006, three months ended March 26, 2006, three month ended December 25, 2005 and three months ended September 25, 2005 included $86 million, $87 million, $145 million and $122 million of purchase price accounting adjustments and intangible asset amortization relating to our fiscal 2006 acquisitions or approximately $0.02 per share, $0.03 per share, $0.04 per share and $0.04 per share, respectively.

The information above for the fiscal year ended June 30, 2005 has been restated to reflect the adjustments that are further discussed in our Annual Report on Form 10-K, filed with the SEC on September 13, 2005.